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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 26, 2002


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of September 26, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-86786            41-1955181
----------------------------     -------------        ---------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000
                                 ----- --------

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.

On September 26, 2002, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1, pursuant to the Indenture, dated as of September 26, 2002, between GMACM Home Loan Trust 2002-HLTV1, as issuer and Bank One, National Association, as Indenture Trustee.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

4.1 Servicing Agreement dated as of September 26, 2002 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2002-HLTV1, as issuer, and Bank One, National Association, as indenture trustee.

4.2 Trust Agreement dated as of September 26, 2002 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of September 26, 2002 between the GMACM Home Loan Trust 2002-HLTV1, as issuer, and Bank One, National Association, as indenture trustee.

10.1 Home Loan Purchase Agreement dated as of September 26, 2002 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2002-HLTV1, as issuer, and Bank One, National Association, as indenture trustee.

10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                                By  /s/ Patricia C. Taylor
                                                    Patricia C. Taylor
                                                    Vice President


Dated:  October 3, 2002


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                                  EXHIBIT INDEX


Exhibit Number               Description


4.1 Servicing Agreement dated as of September 26, 2002 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2002-HLTV1, as issuer, and Bank One, National Association, as indenture trustee.

4.2 Trust Agreement dated as of September 26, 2002 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of September 26, 2002 between the GMACM Home Loan Trust 2002-HLTV1, as issuer, and Bank One, National Association, as indenture trustee.

10.1 Home Loan Purchase Agreement dated as of September 26, 2002 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2002-HLTV1, as issuer, and Bank One, National Association, as indenture trustee.

10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2002-HLTV1.


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